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                     WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     (NO LONGER OFFERED IN THIS PROSPECTUS)
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

       SUPPLEMENT DATED JUNE 4, 2004 TO PROSPECTUS DATED NOVEMBER 1, 2003

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Wilmington Funds - Equity Portfolios of WT Mutual Fund (the "Fund") dated November 1, 2003.

Wilmington Large Cap Growth Portfolio has changed its name to "Roxbury Large Cap Growth Fund". In connection there with, the Roxbury Large Cap Growth Fund is now being offered through its own separate prospectus. To obtain a copy of the new Roxbury Large Cap Growth Fund Prospectus contact WT Mutual Fund, c/o PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, (800) 497-2960, 9:00 a.m. to 5:00 p.m. Eastern time.

THE FOLLOWING INFORMATION IN THIS SUPPLEMENT MODIFIES THE INVESTMENT POLICIES OF THE WILMINGTON LARGE CAP VALUE PORTFOLIO.

The Board of Trustees of the Wilmington Large Cap Value Portfolio (the "Portfolio") has approved changes in the primary investment strategy of the Portfolio. The key changes are as follows: First, the Portfolio will be permitted to invest at least 80% of its assets in equity and equity related securities of companies within its capitalization range and that are traded on a U.S. securities market. This change removes the current requirement that the Portfolio invest at least 80% of its assets in equity and equity related securities of U.S. issuers within its capitalization range. It is expected that most Portfolio investments in non-U.S. issuers will be in non-U.S. issuers that have substantial operations in the United States and have securities that are publicly traded on U.S. markets. Second, the Portfolio will be permitted to invest 80% of its assets in securities having a market capitalization equal to those in the Russell 1000 Value Index. This change removes the current requirement that this Portfolio invest at least 80% of its assets only in companies with a market capitalization equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. Corresponding changes are being made to the policies of the Large Cap Value Series in which the Portfolio invests. These changes shall be effective as of May 1, 2004:

      - After these changes the primary investment strategies of the Portfolio are as set forth below. This replaces (i) the description of the principal investment strategies on page 4 of the Prospectus under the heading "Principal Investment Strategy" and (ii) the corresponding information on pages 14, 15, and 16 of the Prospectus under the heading "Primary Investment Strategies".

                  - The Wilmington Large Cap Value Portfolio invests all of its assets in the Large Cap Value Series, which under normal circumstances invests at least 80% of its assets in a

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                        diversified portfolio of equity and equity related
                        securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 1000 Value Index ("large cap company") and are publicly traded on a U.S. securities market. The market capitalization range of the Index changes constantly; as of December 31, 2003, the range was from $695 million to $273.9 billion.

      - After the first paragraph on page 15 of the Prospectus, the following text is inserted:

                  Equity securities from non-U.S. issuers that are publicly traded on the Nasdaq Stock Market or a U.S. securities exchange, including but not limited to, the New York Stock Exchange and the American Stock Exchange and meet the capitalization requirements of the Portfolio will be an eligible investment with respect to the Portfolio's Principal Investment Strategy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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